US Global Jets ETF
Schedule of Investments
March 31, 2020 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS - 97.0%
	Australia - 1.0%
1,504,719	Qantas Airways, Ltd.	$2,989,539

	Canada - 0.7%
193,082	Air Canada (a)	2,160,905

	Finland - 1.2%
896,854	Finnair OYJ	3,624,212

	France - 2.3%
42,622	Airbus Group	2,789,445
751,881	Air France KLM SA (a)	4,227,516
		7,016,961
	Germany - 1.1%
364,749	Deutsche Lufthansa AG	3,444,338

	Greece - 0.8%
543,322	Aegean Airlines SA	2,486,805

	Ireland - 1.0%
59,916	Ryanair Holdings plc - ADR (a)	3,180,940

	Italy - 1.2%
835,864	Enav SpA	3,698,562

	Japan - 1.1%
189,130	Japan Airlines Company, Ltd.	3,500,290

	Mexico - 1.5%
614,571	Controladora Vuela Cia De Aviacion SAB de CV - ADR (a)	2,107,979
93,235	Grupo Aeroportuario del Centro Norte SAB de CV - ADR	2,511,751
		4,619,730

	New Zealand - 0.5%
2,796,283	Air New Zealand, Ltd.	1,418,264

	Panama - 1.0%
67,959	Copa Holdings SA	3,077,863

	Switzerland - 1.0%
102,457	Wizz Air Holdings plc (a)	2,935,924

	Turkey - 0.9%
308,083	Celebi Hava Servisi AS	2,701,972

	United Kingdom - 1.5%
345,440	Dart Group plc	2,364,176
815,795	International Consolidated Airlines Group SA	2,179,601
		4,543,777
	United States - 80.2%
822,576	Air Transport Services Group, Inc. (a)	15,036,689
386,464	Alaska Air Group, Inc.	11,002,630
137,158	Allegiant Travel Company	11,219,524
3,131,001	American Airlines Group, Inc.	38,166,903
1,178,195	Delta Air Lines, Inc.	33,613,903
85,291	General Dynamics Corporation	11,284,852
770,905	Hawaiian Holdings, Inc.	8,048,248
1,218,499	JetBlue Airways Corporation (a)	10,905,566
2,537,400	Mesa Air Group, Inc. (a)	8,348,046
474,415	SkyWest, Inc.	12,424,929
1,172,172	Southwest Airlines Company	41,741,045
803,356	Spirit Airlines, Inc. (a)	10,355,259
1,018,838	United Airlines Holdings, Inc. (a)	32,144,339
		244,291,933
	TOTAL COMMON STOCKS (Cost $343,520,079)	295,692,015

	PREFERRED STOCKS - 1.8%
	Brazil - 1.8%
201,123	Azul SA (a)	2,049,443
777,657	Gol Linhas Aereas Inteligentes SA - ADR	3,320,596
		5,370,039
	TOTAL PREFERRED STOCKS (Cost $5,859,701)	5,370,039

	SHORT-TERM INVESTMENTS - 1.2%
3,758,520	Fidelity Investments Money Market Funds - Government Portfolio, Class I - 0.30% (b)	3,758,520
	TOTAL SHORT-TERM INVESTMENTS (Cost $3,758,520)	3,758,520
	TOTAL INVESTMENTS - 100.0% (Cost $353,138,300)	304,820,574
	Other Assets in Excess of Liabilities - 0.0% (c)	108,366
	NET ASSETS - 100.0%	$304,928,940

	Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
ADR	American Depositary Receipt.
(b)	Rate shown is the annualized seven-day yield as of March 31, 2020.
(c)	Represents less than 0.05% of net assets.

To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting the country or region.

Summary of Fair Value Disclosure at March 31, 2020 (Unaudited):

The Fund utilizes various methods to measure the fair value of their investments on a recurring basis.  Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2020:

	U.S. Global Jets ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$295,692,015	$-	$-	$295,692,015
Preferred Stocks	5,370,039	-	-	5,370,039
Short-Term Investments	3,758,520	-	-	3,758,520
Total Investments in Securities	$304,820,574	$-	$-	$304,820,574
^See Schedule of Investments for breakout of investments by country.

For the period ended March 31, 2020, the Fund did not recognize any transfers to or from level 3.